EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Techedge, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2005, filed with the Securities and Exchange Commission (the "Report"), I, Ya Li, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the Company as of the dates presented and the consolidated results of operations of the Company for the periods presented.

Dated: March 29, 2006

                                                         \s\ Ya Li
                                                         -----------------------
                                                         Ya Li
                                                         Chief Financial Officer

      The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being filed as part of Form 10-KSB or as a separate disclosure statement.